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                                                                   EXHIBIT 10.45

                 AMENDED AND RESTATED WAREHOUSE PROMISSORY NOTE

$25,000,000.00                                              Louisville, Kentucky
                                                                    June 3, 2002


For value received, THE NEW YORK MORTGAGE COMPANY, LLC, a New York limited liability company with its principal place of business located at 304 Park Avenue South, 7th Floor, New York, New York 10010 (the "Company"), hereby promises and agrees to pay to the order of NATIONAL CITY BANK OF KENTUCKY, a national banking association with its principal office and place of business in Louisville, Kentucky (the "Bank"), on or before the Termination Date (as defined in the Credit Agreement defined below), the principal sum of TWENTY-FIVE MILLION DOLLARS ($25,000,000.00) or so much thereof as may be advanced to the Company by the Bank as "Warehouse Advances" under the Credit Agreement referred to below.

      This Note is the Company's "Note" referred to in and is issued pursuant to and is entitled to the benefits of that certain Warehousing Credit Agreement dated as of January 25, 2002, as amended by the First Amendment to Loan Documents dated April 18, 2002 and the Second Amendment to Loan Documents dated June3, 2002 (as such agreement may be further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein without definition shall have the meanings assigned those terms in the Credit Agreement) entered into by and among the Company, and the Bank, as amended. This Amended and Restated Warehouse Promissory Note is executed and delivered in amendment, restatement and replacement of, but not novation of, the Warehouse Promissory Note dated January 25, 2002, as well as, the Amended and Restated Warehouse Promissory Note dated April 18, 2002.

The unpaid principal balance of this Note, as the same shall exist from time to time, shall bear interest at the rates and in the manner set forth in the Credit Agreement. All payments of principal on this Note that are not paid when due and, to the extent permitted by applicable law, any interest payments on this Note or any fees or other amounts owed hereunder not paid when due, in each case whether at stated maturity, by notice of prepayment, by acceleration or otherwise, shall thereafter bear interest at the Default Rate until paid in full. Interest on delinquent principal and interest shall be payable on demand. In no event shall such rate exceed the maximum rate allowed by law.

The Company covenants and agrees to pay interest on the unpaid principal amount of this Note until paid in full at the rates, at the times and from the dates which shall be determined in accordance with the provisions of ARTICLE 2 of the Credit Agreement.

All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of the Bank, located at 101 South Fifth Street, Louisville, Kentucky, or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Until notified in writing of the transfer of this Note, the Company shall be
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entitled to deem the Bank or such person who has been so identified by the transferor in writing to the Company and the Bank as the holder of this Note, as the owner and holder of this Note. The Bank and any subsequent holder of this Note agrees that before disposing of this Note or any part thereof it will make a notation hereon or in its records of all principal payments previously made hereunder and of the date to which interest herein has been paid; provided, however, that failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligation of the Company hereunder with respect to payments of principal or interest on this Note.

This Note is subject to mandatory prepayment and to prepayment at the option of the Company as provided in ARTICLE 2 of the Credit Agreement.

This Note is subject to restrictions on transfer or assignment as provided in
ARTICLE 10 of the Credit Agreement.

      THE CREDIT AGREEMENT AND THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF KENTUCKY, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

All payments made upon this Note shall be applied first to delinquent accrued interest, if any then to the outstanding principal balance hereof and then to non-delinquent accrued interest hereon.

This Note is secured by the Collateral Documents.

Upon the occurrence of any Event of Default under the Credit Agreement, the entire unpaid principal balance of, and all accrued interest on, this Note may become, or may be declared to be, immediately due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement. If this Note is placed in the hands of an attorney for collection, or if this Note is collected through any court, the Company promises and agrees to pay all reasonable costs and expenses of collection permitted by law, including, but not limited to, attorneys' fees and court costs as provided in SECTION 8.5 of the Credit Agreement.

Failure of the Bank to exercise any of its rights and remedies hereunder, or under the Credit Agreement, the Pledge and Security Agreement or the other Loan Documents, shall not constitute a waiver of the right to exercise the same at that or any other time. All remedies of the Bank in the event of a breach or default hereunder or under any of the


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instruments referred to herein shall be cumulative to the fullest extent permitted by law. Time shall be of the essence with respect to all of the Company's obligations hereunder.

The Company hereby waives presentment, demand, notice of dishonor, protest, notice of protest, and nonpayment and all exemptions to which it may be entitled under the laws of this or any other state or of the United States, and further agrees that the holder hereof shall have the right to grant the Company any extension of time for payment of this Note, to modify the terms of any of the instruments referred to herein with the consent of all other parties thereto, or to release any party liable hereon without in any way affecting the liability of the Company or any other parties liable for payment of this Note.

      THE COMPANY AND THE BANK HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE OR THE OTHER LOAN DOCUMENTS. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE COMPANY AND THE BANK ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR EACH SUCH PARTY TO ENTER INTO A BUSINESS RELATIONSHIP, THAT THE COMPANY AND THE BANK HAVE ALREADY RELIED ON THE WAIVER IN ITS RELATED FUTURE DEALINGS WITH THE OTHER. THE COMPANY AND THE BANK FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE OR THE OTHER LOAN DOCUMENTS. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

      IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered by its duly authorized officer as of the day and year and the place first written above.

                                        THE NEW YORK MORTGAGE COMPANY, LLC

                                        By:  /s/ Steven B. Schnall
                                             ___________________________

                                        Title:   President
                                               _________________________
                                                   (the "Company")





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